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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITES EXCHANGE ACT OF 1934


                        Date of report : August 12, 2002
                (Date of earliest event reported): August 9, 2002


                             Grant Geophysical, Inc.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                     333-89863*               76-0548468
(State or Other Jurisdiction          (Commission             (IRS Employer
     of Incorporation)                File Number)         Identification No.)



                                 16850 Park Row
                                Houston, TX 77084
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (281) 398-9503

*The Commission file number refers to a Form S-1 registration statement filed by the registrant under the Securities Act of 1933, which became effective January 12, 2000.

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

     On August 9, 2002, Arthur Andersen LLP ("Andersen") was dismissed as independent accountants for Grant Geophysical, Inc., a Delaware corporation (the "Company"), effective immediately. The decision to dismiss Andersen was recommended by the Audit Committee of the Board of Directors and was approved by the Board of Directors on August 9, 2002. Andersen's reports on the Company's financial statements for the fiscal year ended December 31, 2000 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. However, the report of Andersen on the consolidated financial statements for the fiscal year ended December 31, 2001 was qualified, although not modified, as to uncertainty by the addition of the following paragraph into such report:

          The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. As discussed in
     Note 1 to the consolidated financial statements, the Company has experienced recurring losses for the past several years and these losses are continuing into 2002. Additionally, the Company has a stockholders' deficit, negative working capital and is currently in default of certain non-financial covenants with respect to its Foothill/Elliott Credit Facility. There are no additional commitments to provide financing in place at this time. These matters raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The accompanying financial statements do not include any adjustments that might result from the outcome of these uncertainties.

     During the Company's two most recent fiscal years and the period from January 1, 2002 through the date of Andersen's termination, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Andersen, pursuant to Item 304(a)(1) of Regulation S-K, would have caused it to make reference to the subject matter of the disagreements in its report.

     As required under Securities and Exchange Commission regulations, the Company has provided Andersen with a copy of Item 4 and requested Andersen to furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements by the Company in this Item 4(a) and, if not, stating the respects in which it does not agree. A copy of such letter will be filed as an Exhibit to an amendment to this Form 8-K.

     The Company is currently in the process of seeking a replacement auditor and will file an amendment to this Form 8-K, as required, once one has been selected.
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

          (c) Exhibits.

          Each exhibit identified below is filed as part of this report.

Exhibit No.            Description
-----------       --------------------------------------------------------
   16.1*          Letter from Arthur Andersen LLP to the Securities
                  and Exchange Commission

* to be filed by amendment
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      GRANT GEOPHYSICAL, INC.,

Date: August 12, 2002                 By:        /s/ JAMES BLACK
                                          -------------------------------
                                                    James Black
                                              Chief Financial Officer
                                           (Principal Financial Officer)
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                                  EXHIBIT INDEX


Exhibit No.            Description
-----------       -------------------------------------------------------
  16.1*           Letter from Arthur Andersen LLP to the Securities
                  and Exchange Commission

* to be filed by amendment